Exhibit 10.3

THIRD AMENDMENT TO CONSULTING AGREEMENT
This third Amendment to Consulting Agreement (this “Amendment”), is entered into as of September 11, 2013, by and among Pacira Pharmaceuticals, Inc., a California corporation (the “Company”), and Gary Pace (“Consultant”).
This Amendment amends the Second Amended and Restated Consulting Agreement dated August 17, 2012 by and among the Company, and Consultant (the “Original Agreement”). If there is any conflict between the provisions of this Amendment and those in the Original Agreement, the provisions of this Amendment govern. Except as expressly stated in this Amendment, capitalized terms used and not defined herein have the same meanings defined in the Original Agreement. Except as expressly amended herein, all other terms and provisions of the Original Agreement remain in full force and effect.
AGREEMENT
NOW, THEREFORE, in consideration of the representations, warranties and agreements contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
Exhibit A to the Original Agreement is hereby amended in its entirety and replaced with the Exhibit A attached hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

PACIRA PHARMACEUTICALS, INC.
By: /s/ Dave Stack________________
Name: Dave Stack
Title: President and CEO

CONSULTANT

/s/ Gary Pace_______________
Gary Pace

AMENDMENT TO EXHIBIT A

Scope of Services of Consultant:

The scope of consulting work contemplated by this Agreement shall be as follows: Consultant will act as a Technical Advisor to the professional responsible for the management of the Science Center activities, currently the CFO, relating to the Company’s product development and manufacturing functions. Consultant will work the equivalent of 2 days per month at the rate of $2,500 per day.

Consulting Fees:
Consultant shall be compensated at the rate of $5,000 per month, to be billed monthly via invoice.
Invoices shall be paid within thirty (30) days of receipt at Pacira. Total charges of annual billing not to exceed $60,000. Invoices must be sent electronically to Accountspayable@pacira.com.

Payment info on file if no changes.

Exhibit B:
Form W-9 - Request for Taxpayer Identification Number and Certification along with the Consulting Agreement on file if no changes.

Reimbursement of Expenses:
Pacira Pharmaceuticals will reimburse consultant for all pre-approved travel and related expenses.
The consultant is responsible for making all travel arrangements through his/her travel agent or Pacira’s travel agency, unless otherwise instructed.
Expense reports should be submitted to Pacira with corresponding receipts within five (5) days of the completed travel.

Pacira Pharmaceuticals Contact:
Name James Scibetta
Title CFO
Pacira Pharmaceuticals, Inc.
5 Sylvan Way
Parsippany, NJ 07054